SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934


                                August 15, 1997
                       (Date of Earliest Event Reported)


      AIRPLANES LIMITED                          AIRPLANES U.S. TRUST

(Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                  Agreement)


     Jersey, Channel Islands                             Delaware
             (State or Other Jurisdiction of Incorporation or
                               Organization)

       33-99970-01                                    13-3521640
       (Commission File                               (IRS Employer
       Number)                                        Identification No.)


       Airplanes Limited                              Airplanes U.S. Trust
       22 Grenville Street                            1100 North Market Street
       St. Helier                                     Rodney Square North
       Jersey, JE4 8PX                                Wilmington, Delaware
       Channel Islands                                19890-0001
       (011 44 1534 609 000)                          (1-302-651-1000)

        (Addresses and Telephone Numbers, Including Area Codes, of
                 Registrants' Principal Executive Offices)


Item 5. Other Events

       Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated August 15, 1997, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.


                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            AIRPLANES LIMITED


Date: August 15, 1997                       /s/ Roy M. Dantzic*
                                            -----------------------
                                            Director and Officer


Date: August 15, 1997                       AIRPLANES U.S. TRUST


                                            /s/ Roy M . Dantzic*
                                            -----------------------
                                            Controlling Trustee
                                            and Officer


                                            *By: /s/ Michael Walsh
                                            -----------------------
                                            Attorney-in-Fact




                                 EXHIBIT INDEX


Exhibit A - Report to Certificateholders
Exhibit B - Power of Attorney for Airplanes Limited
Exhibit C - Power of Attorney for Airplanes U.S. Trust




                AIRPLANES Group - Report to Certificateholders
                  All numbers in US$ unless otherwise stated